SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8 - K


             Current Report Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             December 8, 2003
                                                             ----------------

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                                           22-3410353
        --------                                           ----------
(State or other jurisdiction                            (I.R.S. Employer
     of incorporation)                                  Identification No.)

                                240 Route 10 West
                              Whippany, N.J. 07981
                                 (973) 887-5300
                              --------------------
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)





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                                                   Exhibit Index on Page 2



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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 8, 2003, Suburban Propane Partners, L.P. issued two press releases (the "Press Releases") announcing that (i) it intends to make a public offering of 2,600,000 Common Units and (ii) it proposes to offer $150,000,000 of senior unsecured notes. Copies of the Press Releases have been filed as exhibits 99.1 and 99.2 to this Current Report.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.


     99.1 Press Release of Suburban Propane Partners, L.P. dated December 8, 2003, announcing that it intends to make a public offering of 2,600,000 Common Units.



     99.2 Press Release of Suburban Propane Partners, L.P. dated December 8, 2003, announcing that it proposes to offer $150,000,000 of senior unsecured notes.

















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SUBURBAN PROPANE PARTNERS, L.P.

Decmber 8, 2003                    By:  /s/  Janice G. Meola
                                          -----------------------
                                          Name:  Janice G. Meola
                                          Title: Vice President, General Counsel
                                                 and Secretary
















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